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                                                                  EXHIBIT 10.106

         MASTER ASSET MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT


     THIS MASTER ASSET MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") is made and entered into as of ______________, 2000, by and among Sonoma Management Corp. I, a Delaware corporation ("SMC"), Crescent Operating, Inc., a Delaware corporation ("COPI"), and each of the subsidiaries of COPI identified in Schedule 1 hereto (the "Subsidiaries").

                                    RECITALS

     A. RoseStar Management LLC, a Texas limited liability company ("RoseStar"), a subsidiary of COPI, and The Varma Group, Inc., a Texas corporation ("TVG") entered into an Amended and Restated Asset Management Agreement August 31, 1997 (the "RoseStar Asset Management Agreement") pursuant to which TVG agreed to provide management services with respect to RoseStar's assets, including its interest as the lessee of the Marriott City Center Hotel in Denver, Colorado (the "Marriott Hotel") under a long-term lease agreement (the "Marriott Lease") with the owner of that property. The principals of TVG are Sanjay and Johanna Varma. The Marriott Hotel is operated by a hotel management operator, Marriott, under a long-term property management agreement (Marriott's property management agreement and each of the other property management agreements specified in these recitals is a "Property Management Agreement" and one or more are "Property Management Agreements"). (The hotel management operator under the Marriott Lease and each of the other leases specified in these recitals is an "Operator" and one or more are "Operators".) Simultaneously herewith, RoseStar and TVG are executing and delivering that Mutual Release and Termination Agreement in the form attached to this Agreement as Exhibit D terminating the RoseStar Asset Management Agreement without continuing obligations or liabilities on the part of either of them.

     B. TVG and RoseStar's subsidiary, RoseStar Southwest, LLC ("RoseStar Southwest"), entered into an Amended and Restated Asset Management Agreement August 31, 1997 (the "Southwest Asset Management Agreement") pursuant to which TVG agreed to provide asset management services with respect to RoseStar Southwest's assets, including its interests as the lessee of the Hyatt Regency Hotel in Albuquerque, New Mexico (the "Hyatt Albuquerque") and the Hyatt Regency Beaver Creek in Avon, Colorado under long-term lease agreements with the respective owners of those properties (the lease agreement for the Hyatt Albuquerque is called the "Hyatt Albuquerque Lease"). The Hyatt Albuquerque is operated by an Operator under a Property Management Agreement. The Hyatt Beaver Creek is operated by an Operator under a Property Management Agreement. Simultaneously herewith, RoseStar and TVG are executing and delivering that Mutual Release and Termination Agreement in the form attached to this Agreement as Exhibit D terminating the Southwest Asset Management Agreement without continuing obligations or liabilities on the part of either of them.

     C. TVG and RoseStar's subsidiary, Wine Country Hotel, LLC ("WCH"), entered into an Amended and Restated Asset Management Agreement August 31, 1997 (the "WCH Asset Management Agreement"), pursuant to which TVG agreed to provide management services with respect to WCH's interest as lessee of the Sonoma Mission Inn and Spa in Sonoma, California under


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a long-term lease agreement with the owner of that property. Simultaneously herewith, RoseStar and TVG are executing and delivering that Mutual Release and Termination Agreement in the form attached to this Agreement as Exhibit D terminating the WCH Asset Management Agreement without continuing obligations or liabilities on the part of either of them.

     D. COI Hotel Group, Inc., a Texas corporation ("COI Hotel") and a subsidiary of COPI, is the lessee of Renaissance Hotel Houston (the "Renaissance Hotel") and Four Seasons Hotel Houston (the "Four Seasons Hotel") under long-term lease agreements (the "Renaissance Lease" and the "Four Seasons Lease") with the respective owners of those properties. The Renaissance Hotel and Four Season Hotel are operated by Operators under Property Management Agreements.

     E. Canyon Ranch Leasing, L. L. C., an Arizona limited liability company ("Canyon Ranch Leasing") and a subsidiary of COPI, is the lessee of Canyon Ranch
- Tucson ("CR Tucson") under a long-term lease agreement (the "CR Tucson Lease") with the owner of that property. CR Tucson is operated by an Operator under a Property Management Agreement.

     F. WCH is the lessee of Canyon Ranch - Lenox ("CR Lenox") under a long-term lease agreement (the "CR Lenox Lease") with the owner of that property. CR Lenox is operated by an Operator under a Property Management Agreement.

     G. CRL Investments, Inc., a Texas corporation ("CRL Investments"), the ownership of which is shared by COPI and Crescent Real Estate Equities Limited Partnership ("CEI"), is a non-managing member of CR Las Vegas, LLC, a Nevada limited liability company ("CR Las Vegas"), which is the lessee of the Venetian Day Spa (the "Venetian Spa") under a long-term lease agreement (the "Venetian Spa Lease") with the owner of the property in which the Venetian Spa is located.

     H. COI Hotel is the asset manager at Omni-Austin Hotel ("Austin Omni") under a long-term Asset Management Agreement with the owner of that property. Simultaneously herewith, COI Hotel and the owner of Austin Omni are by mutual agreement terminating that Asset Management Agreement on the condition that the owner of Austin Omni enter into a new asset management agreement with SMC.

     I. CDMC Palm Beach, Inc., a Delaware corporation ("CDMC") and a subsidiary of COPI, is a minority, nonmanaging member of Manalapan Hotel Partners, a Florida joint venture ("Manalapan Partners"), which is the owner of the Ritz-Carlton Hotel in Palm Beach, Florida (the "Ritz-Carlton").The Ritz-Carlton is operated by an Operator under a Property Management Agreement.

     J. The Marriott Hotel, the Hyatt Albuquerque, the Renaissance Hotel, the Four Seasons Hotel, CR Tucson, CR Lenox, the Venetian Spa and the Ritz-Carlton are each a "Property" and one or more are "Properties". (Where the context requires, the term "Property" shall also mean CRL Investment's interest in CR Las Vegas and CDMC's interest in Manalapan Partners.) The Marriott Lease, the Hyatt Albuquerque Lease, the Renaissance Lease, the Four Seasons Lease, the CR Tucson Lease, the CR Lenox Lease and the Venetian Spa Lease are each a "Lease" and one or more are "Leases."


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     K.   SMC and its principals would like to increase the number of Properties to which they provide services and expand the scope of those services.

     L. COPI and the Subsidiaries would like to assure that the Subsidiaries have obtained from a satisfactory source the asset management and/or administrative services necessary for their lease responsibilities at the Properties where they are lessees and necessary to protect their interests at the Ritz-Carlton; and would like to be released from the obligation and costs of providing asset management services at a single Property, Austin Omni.

     Now therefore, for and in consideration of the premises and the mutual covenants herein contained and subject to the following terms and conditions, SMC, COPI and the Subsidiaries agree as follows:

                                    ARTICLE 1

                                     GENERAL

     1.1 Master Agreement. This Agreement sets forth the terms and conditions upon which SMC shall provide Asset Management Services (as defined in Section
3.3 of this Agreement) or Administrative Services (as defined in Section 4.1 of this Agreement) to one or more Subsidiaries with respect to one or more Properties leased by those Subsidiaries. SMC shall become obligated to provide Asset Management Services or Administrative Services (each, as applicable, "Services") to a Subsidiary only if SMC and that Subsidiary enter into a Subsidiary Asset Management Agreement or a Subsidiary Administrative Services Agreement in substantially the form attached to this Agreement as Exhibits A and B, respectively. Immediately following the execution and delivery of this Agreement by the parties hereto:

          (a) SMC and RoseStar agree to enter into a Subsidiary Asset Management Agreement with respect to the Marriott Hotel;

          (b) SMC and RoseStar Southwest agree to enter into a Subsidiary Asset Management Agreement with respect to the Hyatt Albuquerque;

          (c) SMC and COI Hotel agree to enter into a Subsidiary Asset Management Agreement with respect to the Renaissance Hotel and the Four Seasons Hotel;

          (d) SMC and CDMC agree to enter into a Subsidiary Asset Management Agreement with respect to CDMC's interest in Manalapan Partners;

          (e) SMC and CR Leasing agree to enter into a Subsidiary Administrative Services Agreement with respect to the CR Tucson;

          (f) SMC and WCH agree to enter into a Subsidiary Administrative Services Agreement with respect to the CR Lenox; and

          (g) SMC and the owner of Austin Omni shall enter a new asset management agreement on terms mutually agreeable to Sonoma and such owner.


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     Effective upon execution and delivery of a Subsidiary Asset Management
Agreement or Subsidiary Administrative Services Agreement (each a "Subsidiary Agreement"), COPI's rights and obligations under this Agreement with respect to the Property which is the subject of such Subsidiary Agreement shall be deemed assigned to and assumed by the Subsidiary that is a party to such Subsidiary Agreement and, subject to Section 1.7, COPI shall be deemed fully released from all obligations to SMC under this Agreement with respect to such Property. SMC acknowledges and agrees that, except as provided in Section 1.7, it shall have no recourse against COPI with respect to a breach of any Subsidiary Agreement.

     1.2 Additional Subsidiary Agreements. Prior to the expiration or termination of this Agreement, COPI at its discretion may offer to SMC the opportunity to provide Asset Management Services or Administrative Services to one or more other hospitality properties hereafter acquired (by purchase or lease) by a Subsidiary or by another entity hereafter organized which is a subsidiary of COPI, the terms and conditions of any such future agreement for Asset Management Services or Administrative Services to be negotiated and agreed upon by the parties at their discretion.

     1.3 Non-Exclusive Arrangement; Covenant of Noncompetition by SMC. Except as provided in this Section 1.3, nothing herein shall be construed to prohibit SMC or its affiliates from entering into, and COPI is aware that SMC and its affiliates may enter into, property management agreements, asset management agreements and administrative service agreements with owners of one or more Properties and operators or lessees of other hotel or resort properties. However, SMC agrees that, for so long as it is party to a Subsidiary Agreement, it shall not enter into an asset management agreement or an administrative service agreement for any hotel or resort property that is within the "competitive set" (as identified from time to time by Smith Travel Research) of properties for any of the Properties.

     1.4 Independent Contractor. In performing its obligations under a Subsidiary Agreement, SMC shall be an independent contractor. Neither COPI nor any Subsidiary nor SMC intends by this Agreement or any Subsidiary Agreement to create a partnership, joint venture or trust or (except as provided elsewhere herein) to make either party hereto the agent of the other party hereto or to create any fiduciary relationship between a Subsidiary and SMC or between COPI and SMC or to create any contractual relationship between COPI and SMC or between any Subsidiary and SMC except as expressly created by this Agreement or any Subsidiary Agreement. Except as strictly provided in this Agreement or a Subsidiary Agreement, SMC shall not in any capacity become liable for any obligations, liabilities, losses or debts of COPI or any Subsidiary.

     1.5 Representation by SMC. SMC represents and warrants to COPI and each Subsidiary that by entering into and performing its obligations under this Agreement and each Subsidiary Agreement, SMC is not violating and will not violate any contractual, fiduciary or legal obligations or responsibilities to which it is or is likely to become subject, nor is it subject to any contractual, fiduciary or legal obligations or responsibilities which may reasonably be expected to interfere with its ability to perform its obligations under this Agreement or any Subsidiary Agreement.


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     1.6  Other Services. The parties contemplate that SMC may offer to provide other services beyond Asset Management Services and Administrative Services to COPI, one or more Subsidiaries, or the owners of the Properties. Such services may include construction supervision and development management services. Nothing in this Agreement shall apply to the rendition of any such other services.

     1.7  COPI Guaranty.

          (a) Except as provided otherwise in Section 1.7(b), COPI hereby irrevocably and unconditionally guarantees to SMC the full and timely payment of all amounts that may become due and payable to SMC pursuant to any Subsidiary Agreement.

          (b) The guaranty set forth in Section 1.7(a) shall expire automatically and immediately upon the assignment by COPI of its rights under this Agreement in accordance with Section 8.2 if COPI's assignee becomes primarily obligated to SMC, either by assuming the Subsidiary Agreements or by giving SMC a guaranty like the guaranty set forth in
     Section 1.7(a).

                                    ARTICLE 2

                                      TERM

     SMC's duties and responsibilities with respect to a Property under each Subsidiary Agreement shall begin on the date specified in such Subsidiary Agreement as the "Commencement Date" and, except as otherwise provided herein, with respect to such Property shall be coterminous with the term of the Lease of such Property, as such term may be hereafter extended from time to time (the "Management Period"). The Subsidiary Asset Management Agreement between SMC and CDMC with respect to its investment in Manalapan Partners shall remain in effect so long as CDMC remains a member of Manalapan Partners.


                                    ARTICLE 3

                     APPOINTMENT OF AND RESPONSIBILITIES OF
                       ASSET MANAGEMENT SERVICES PROVIDER

     If SMC enters into a Subsidiary Asset Management Agreement with a Subsidiary, then:

     3.1 Appointment of SMC for Asset Management Services. Pursuant to the Subsidiary Asset Management Agreement to which it is a party, such Subsidiary shall appoint SMC as exclusive manager of the assets of such Subsidiary listed in Schedule 1 to such Subsidiary Asset Management Agreement, including its interests under the Lease or Leases to which it is a party, and in connection therewith SMC shall, with respect to the Property covered by such Subsidiary Asset Management Agreement, (i) perform, to direct the performance of, or to supervise the performance of such Subsidiary's obligations under such Lease or Leases, (ii) supervise the performance of the Operator (if there is one) of the Property or Properties, (iii) promote, exercise, and protect the rights of such Subsidiary under the Lease or Leases to which it is a party and, if applicable, its contract with the


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Operator, (iv) on behalf of such Subsidiary deal with the Property owner, the
Operator (if there is one) and other third parties, (v) perform the services listed in Schedule 2 to this Agreement, and (vi) in general to oversee, preserve, protect, supervise, maintain, promote and utilize such Subsidiary's assets associated with or relating to the Property or Properties which are the subject of the Subsidiary Asset Management Agreement. In carrying out its duties, SMC (provided SMC shall have been provided by such Subsidiary the funding required of it under such Subsidiary Asset Management Agreement) shall endeavor to assure that each Property is operated in an efficient and businesslike manner consistent with the standard, status and character of such Property as a first class hotel or resort property, that revenues and net income from operation of such Property are maximized, and, subject to Section 3.5, to do and perform, or cause to be done and performed, all other activities customary and usual in connection with the management of such Property.

     3.2  Authority and Power. Each Subsidiary authorizes SMC, subject to
Section 3.5, to exercise such powers with respect to the Lease with respect to which SMC is to provide Asset Management Services, the Property Management Agreement (if any) and the interests and assets of such Subsidiary as may be necessary for the performance of SMC's obligations under the terms of the Subsidiary Asset Management Agreement and SMC accepts such appointment under the terms and conditions set forth herein. Except as expressly limited in Section 3.5, SMC shall have plenary right and authority to commit or otherwise obligate such Subsidiary in all matters pertaining to such Lease or such Management Agreement.

     3.3 Management of Property Assets Generally. Subject to Section 3.5, SMC, on behalf of such Subsidiary, shall implement, or cause to be implemented, the decisions of such Subsidiary with respect to its Lease or Leases, its Property Management Agreement (if applicable) and its Property or Properties; shall direct the performance of such Subsidiary's obligations under such Lease or Leases and such Management Agreement; and shall supervise the performance by the Operator of its obligations under such Management Agreement; including, without limitation: (a) formulating policies, strategies and tactics for carrying out such Subsidiary's duties under its Lease or Leases; (b) reviewing and supervising the performance by Operator of its contractual obligations to such Subsidiary with respect to such Property or Properties; (c) assembling, organizing and maintaining records of the operations and activities of the Property or Properties; (d) maintaining permits and licenses required of such Subsidiary and necessary for the leasing of the Property or Properties; and (e) inspecting the Property or Properties to assure compliance by the Operator with its Property Management Agreement. The services described in Sections 3.1, 3.3 and 3.4 are called "Asset Management Services".

     3.4 Management of Property Assets Specifically. Without limiting the preceding and by way of illustration but not limitation, SMC shall, subject to
Section 3.5, in a prudent, businesslike, skillful, and expeditious manner:

          (a) after consultation with such Subsidiary, obtain all licenses, permits, consents, and approvals ("Governmental Approvals") from any applicable governmental authorities and agencies necessary for such Subsidiary as lessee of the Property or Properties;

          (b) after consultation with such Subsidiary, obtain all consents and approvals ("Private Approvals") from any applicable associations, persons and other parties holding


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     rights of consent and approval necessary for such Subsidiary as lessee of the Property or Properties;

          (c) deliver to such Subsidiary an operating budget ("Operating Budget") and a capital budget ("Capital Budget" and, jointly with the Operating Budget, the "Operating and Capital Budgets") for the Property or Properties pursuant to Section 3.9;

          (d) prepare and submit to such Subsidiary upon its request (but not more frequently than quarterly) written progress reports in form acceptable to such Subsidiary and reflecting significant developments affecting or relating to the Property or Properties, all for the periods requested by such Subsidiary, and prepare and submit to such Subsidiary monthly comparisons between budgeted and actual operations;

          (e) consult with such Subsidiary on all matters requiring Approval of such Subsidiary under or pursuant to Section 3.5 or elsewhere in this Agreement or the Subsidiary Asset Management Agreement;

          (f) permit such Subsidiary to inspect and audit records of SMC pertaining to the Property or Properties as reasonably necessary and consult with SMC on matters pertaining to the Property or Properties;

          (g) coordinate and, where necessary, assist such Subsidiary at its request in obtaining or recovering payment for all credits, reimbursables or other funds payable to such Subsidiary in connection with the Lease or Leases;

          (h) advise such Subsidiary with respect to and with such Subsidiary's Approval implement, any challenge to the tax rates or assessments on or pertaining to the Property or Properties;

          (i) comply with the applicable Lease and the applicable Property Management Agreement (if any), including without limitation taking or causing Operator to take all actions in management of the Property or Properties as are required to be taken and refraining from taking any action that would cause such Subsidiary to breach or be in default of the Lease or Property Management Agreement;

          (j) advise such Subsidiary with respect to all proposed amendments to the Lease and Property Management Agreement and, as requested or directed by such Subsidiary, provide such Subsidiary all other assistance with respect to the review, analysis, modeling, drafting, preparation and negotiation of Lease amendments and Property Management Agreement amendments; in all such actions, SMC shall act as such Subsidiary's agent and representative to the extent of authority granted by such Subsidiary; and

          (k) other than operational services provided under and budgeted for a Property Management Agreement, all other services for the Properties of any kind whatsoever, including without limitation the services listed in
     Schedule 2 to this Agreement; provided, however, that such Subsidiary's Approval shall be required for any services that either are not


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     listed in Schedule 2 or involve costs and expenses of more than $50,000 in the aggregate during any fiscal year.

     3.5 Approval of Subsidiary Required. SMC shall not have authority or exercise power to take any of the following actions without first obtaining such Subsidiary's written approval or consent ("Approval"; an action shall be "Approved" if Approval has been granted), which may be given or withheld in such Subsidiary's sole discretion and judgement: (a) apply for, modify or renew a Governmental Approval and Private Approval, if such Subsidiary beforehand shall have requested SMC to discuss with it the propriety or advisability thereof, (b) enter into any agreement or transaction which may become a lien against the applicable Property, a personal obligation of any owner of such Subsidiary, or an obligation of such Subsidiary involving more than $100,000, (c) sue, defend, settle or compromise any claim by or against any third party, including but not limited to governmental or taxing authorities, (d) incur any capital expenditure or series of related capital expenditures in excess of, per Property, the sum of the furniture, fixture and equipment ("FF&E") account for that Property plus $50,000 (unless such expenditures have been previously specifically Approved in a Capital Budget) for any fiscal year, (e) any changes, modifications or alterations (other than immaterial changes) in the FF&E of the applicable Property or the FF&E account for that Property, but only if such modification or alteration would cause or result in a rental adjustment under the applicable Lease, (f) any change of, or agreement to change, the association of the applicable Property with an Operator or with its current "flag" or hotel chain affiliation, (g) incur in any fiscal year any other expense, expenditure, cost or obligation involving more than $50,000, unless such matter has previously been Approved in an Operating or Capital Budget or otherwise Approved. or (h) take any other action for which Approval is elsewhere in this Agreement or the Subsidiary Asset Management Agreement required, without first obtaining such Approval (including without limitation Approval of Operating and Capital Budgets pursuant to Section 3.9). Notwithstanding the preceding, such Subsidiary's Approval shall be deemed to have been given as to any action for which SMC shall have requested Approval in writing if such Subsidiary shall have neither given nor denied Approval within 20 days after its actual receipt of such written request.

     3.6 For the Subsidiary's Account; Exceptions. The services of SMC in performing its duties and providing services pursuant to the Subsidiary Asset Management Agreement shall be for the account of such Subsidiary. Except for costs and obligations otherwise provided herein to be paid or borne by SMC, such Subsidiary agrees to be responsible for all costs, expenses, and disbursements incurred by SMC under the terms of this Agreement and the Subsidiary Asset Management Agreement in providing Asset Management Services thereunder and such Subsidiary agrees to provide all funding reasonably necessary for Manager to perform its Asset Management Services under the Subsidiary Asset Management Agreement; but without such Subsidiary's consent, SMC will not incur any expenses or make any expenditure except as required or permitted in this Agreement or the Subsidiary Asset Management Agreement. SMC shall be responsible for and shall pay when due all of its internal costs and expenses (for example, salaries, wages, fees and benefits of employees, advisors and all other labor costs; travel expenses; and all general, administrative and operating expenses of SMC) and all direct expenses, without reimbursement from COPI or any Subsidiary; but each Property shall provide lodging and meals to visiting SMC personnel at no charge to SMC. Whenever SMC in good faith believes that emergency circumstances exist that require immediate actions to preserve such Subsidiary's assets or to protect such Subsidiary's rights under the applicable Lease or its contract (if applicable) with the Operator, then SMC shall take such


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actions and incur such reasonably necessary expenses and expenditures for the account of such Subsidiary, without undue delay, as SMC deems necessary under the circumstances; but SMC shall furnish such Subsidiary a complete reporting of such actions and expenses as promptly as practicable.

     3.7 Standards. In the performance of its obligations under the Subsidiary Asset Management Agreement, SMC shall exercise a high degree of skill, expertise, judgment and prudence. SMC shall also act in the best interest of such Subsidiary with respect to the proper protection of and accounting for the Property or Properties.

     3.8  Financial Reports and Records.

     (a) SMC shall keep proper and suitable books and records for the Property or Properties which are the subject of the Subsidiary Asset Management Agreement as reasonably required to protect such Subsidiary's assets from theft, error or fraudulent activity.

     (b) SMC shall provide reports with respect to the Property or Properties as set forth in Exhibit C and such other reports as such Subsidiary may from time to time request.

     (c) All financial statements and reports with respect to a Property will be prepared in accordance with accounting principles established by such Subsidiary and consistent with the requirements of the Lease to which such Property is subject; if such Subsidiary does not specify accounting principles to be followed by SMC, then SMC shall keep books and records in accordance with the Uniform System of Accounts for Hotels as approved by the American Hotel Association.

     (d) Such Subsidiary or its representatives may, at any time, conduct examinations of the books and records maintained for such Subsidiary by SMC. Such Subsidiary also may perform any and all additional audit tests relating to SMC's activities with respect to this Agreement or the Subsidiary Asset Management Agreement at any appropriate place. Any and all such audits shall be at the sole expense of such Subsidiary subject, however, to such Subsidiary's indemnification rights. All books and records shall be preserved throughout the Management Period, upon termination of this Agreement shall be promptly delivered to such Subsidiary, and shall at all times remain the exclusive property of such Subsidiary.

     3.9 Budgets. SMC shall for each calendar year direct, review, negotiate and (subject to the last sentence of this Section 3.9), approve the Operating and Capital Budgets prepared by the Operator (or, if there is no Operator with respect to the Property, SMC shall prepare the Operating and Capital Budgets on customary terms consistent with the terms upon which Operating and Capital Budgets are prepared by other Operators) and submit to such Subsidiary a report thereon together with SMC's recommendations thereon. In connection with each Capital Budget, SMC shall prepare a three-year plan, evaluate ROI projects, direct long-term funds build-up, manage the Capital Budget process and work in general toward maximizing asset improvement. The proposed Operating and Capital Budgets for each Property shall be presented to such Subsidiary (a) as required by the terms of the Property Management Agreement or Agreements, if applicable, or (b) if (a) is inapplicable, as reasonably requested by such Subsidiary; however, if the Budgets do not project a greater House Profit for that Property than the House Profit for that Property for the immediately preceding fiscal year, then the proposed Budgets shall be presented to such Subsidiary for its Approval. "House


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Profit" of a Property shall mean the gross operating income of that Property, calculated as the net operating income of that Property adjusted upward by adding back the following: fixed expenses and adjustments: FF&E expenditures; management fees to Operator; property, income and other taxes; insurance expenses; and other charges generally qualifying as "fixed charges."

     3.10 Intentionally Deleted.

     3.11 Collection of Income. SMC shall use diligent efforts to collect all income and payments due to such Subsidiary from operations of the Property or Properties.

     3.12 Compliance with Laws. SMC shall not in the performance of its services hereunder violate any federal, state, municipal or other governmental law, ordinance, rule or regulation. SMC shall immediately notify such Subsidiary of any known violation of any federal, state, municipal or other governmental law, ordinance, rule or regulation due to the structure, condition or operation of the Property or Properties or the activities therein. SMC shall obtain and maintain all permits and licenses required for such Subsidiary's lease and/or operation of the Property or Properties. SMC shall not in performance of its services hereunder knowingly violate, and shall comply in all material respects with the terms of, such Subsidiary's Lease or Leases, Property Management Agreement, mortgages, deeds of trust or other security instruments binding on such Subsidiary or affecting the Property or Properties. In the event of a conflict between the terms of any such document and the terms of this Agreement, SMC shall not take any action except to notify such Subsidiary and await such Subsidiary's instructions. SMC shall not be required to make any payment on its own behalf or incur any liability in order to comply with the terms or conditions of any such instruments.

     3.13 Notification of Litigation. If SMC shall be apprised of any claim, demand, suit or other legal proceeding made or instituted against such Subsidiary on account of any matter connected with the Property or Properties, SMC shall give such Subsidiary all information in its possession in respect thereof, and shall assist and cooperate with such Subsidiary in all reasonable respects in the defense of any such suit or other legal proceeding.

     3.14 Confidentiality. SMC acknowledges and agrees that all information about any Subsidiary or the Property or Properties provided to it is and will continue to be the exclusive property of such Subsidiary and agrees to keep all such information (other than information which is publicly known other than as a result of SMC's disclosure in violation of this Agreement) in strictest confidence except that limited disclosure may be made with the prior express consent of such Subsidiary, or as SMC determines in good faith is necessary to enable it to perform its obligations under this Agreement or the Subsidiary Asset Management Agreement, or as required by law or judicial or regulatory process. The provisions of this Section 3.14 shall survive termination of this Agreement or any Subsidiary Asset Management Agreement.

     3.15 Notice of Breaches and Defaults. SMC shall notify such Subsidiary immediately upon becoming aware of a breach or default by SMC under the Subsidiary Asset Management Agreement or the occurrence of an event which, with or without notice or the lapse of time or both, would entitle such Subsidiary to terminate such Subsidiary Asset Management Agreement for cause.


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     3.16 Personal Performance Requirement. This Agreement and the Subsidiary
Asset Management Agreement are based on the special skill and ability of Sanjay and Johanna Varma, as principals of SMC, and the devotion by them of sufficient time to cause SMC to perform its obligations thereunder in a timely manner. Therefore, Sanjay Varma covenants to such Subsidiary that he shall at all times during the Management Period own in the aggregate a majority of the outstanding stock of SMC and serve as the most senior executive officer and a member of the board of directors of SMC, and Sanjay Varma shall devote the substantial majority of his professional time and efforts to SMC's business.


                                    ARTICLE 4

                     APPOINTMENT OF AND RESPONSIBILITIES OF
                        ADMINISTRATIVE SERVICES PROVIDER

     If SMC is appointed to provide administrative services under a Subsidiary Administrative Services Agreement with a Subsidiary other than CDMC, then:

     4.1 Appointment of SMC for Administrative Services. Pursuant to the Subsidiary Administrative Services Agreement to which it is a party, such Subsidiary shall appoint SMC as exclusive provider of Administrative Services for the assets and operations of such Subsidiary listed in Schedule 1 to such Subsidiary Administrative Services Agreement, including its interests under the lease or Leases to which it is a party, and in connection therewith SMC shall, with respect to the Property covered by such Subsidiary Administrative Services Agreement, perform the services listed in Schedule 3 to this Agreement The services described in this Section 4.1 are called "Administrative Services."

     4.2 Standards. In the performance of its obligations under the Subsidiary Administrative Services Agreement, SMC shall exercise a high degree of skill, expertise, judgment and prudence. SMC shall also act in the best interest of such Subsidiary with respect to the proper protection of and accounting for the Property or Properties.

     4.3 Notification of Litigation. If SMC shall be apprised of any claim, demand, suit or other legal proceeding made or instituted against such Subsidiary on account of any matter connected with the Property or Properties, SMC shall give such Subsidiary all information in its possession in respect thereof, and shall assist and cooperate with such Subsidiary in all reasonable respects in the defense of any such suit or other legal proceeding.

     4.4 Confidentiality. SMC acknowledges and agrees that all information about any Subsidiary or the Property or Properties provided to it is and will continue to be the exclusive property of such Subsidiary and agrees to keep all such information (other than information which is publicly known other than as a result of SMC's disclosure in violation of this Agreement) in strictest confidence except that limited disclosure may be made with the prior express consent of such Subsidiary, or as SMC determines in good faith is necessary to enable it to perform its obligations under this Agreement or the Subsidiary Administrative Services Agreement, or as required by law or judicial or regulatory process. The provisions of this Section 4.4 shall survive termination of this Agreement or any Subsidiary Asset Management Agreement.

                                    ARTICLE 5

                               INSURANCE COVERAGE

     SMC shall procure and maintain at all times during the Management Period workmen's compensation insurance coverage, in reasonable amounts, for the benefit of SMC. Each Subsidiary shall add SMC to its general liability insurance policy or policies as an additional insured at all times during the Management Period.


                                    ARTICLE 6

                         COMPENSATION AND REIMBURSEMENTS

     6.1  Compensation for Asset Management Services.

     (a) Except as specifically provided elsewhere herein, SMC shall receive as consideration and remuneration for all its services under a Subsidiary Asset Management Agreement an amount equal to the sum of the Base Management Fee and its allocable portion of the Incentive Management Fee.

     (b) The "Base Management Fee" shall be an annualized fee equal to eighty-five basis points (0.85%) (or, in the case of the Ritz Carlton, one quarter of that amount, or 22.5 basis points) of the Gross Revenues of each Property for which SMC provides asset management services under such Subsidiary Asset Management Agreement. "Gross Revenues of each Property"shall mean all items of revenue and income derived from operation of a Property as identified or specified in the Property Management Agreement for such Property. The Base Management Fee with respect to any Property will be payable in advance (each a "Base Management Fee Monthly Installment"), not later than the 20th day of the immediately preceding month, based upon the Gross Revenues projected in the Operating Budget for such Property for such Property for the month to which such Base Management Fee relates. Any Base Management Fee Monthly Installment not paid when due shall bear simple interest at 18% per annum from and after the due date until paid; additionally, for any Base Management Fee Monthly Installment not paid by the first day of the month to which it relates, the Subsidiary responsible therefor shall become obligated to immediately pay SMC a late charge equal to ten percent of the amount of such Base Management Fee Monthly Installment (exclusive of interest accrued thereon). Within 45 days following the end of each quarter in each fiscal year ended during the Management Period (and within 45 days following the end of the Management Period), SMC and the Subsidiary party to the relevant Subsidiary Asset Management Agreement shall calculate the value of eighty-five basis points (0.85%) of the Gross Revenues for the quarter then ended of each such Property (the "Final Gross Revenue Calculation"), and, (i) to the extent that the aggregate amount of the Base Management Fee Monthly Installments received by SMC with respect to that quarter exceed the Final Gross Revenue Calculation, then SMC shall within ten days following the date of such calculation redeliver to such Subsidiary cash in the amount of such excess, and (ii) to the extent that the Final Gross Revenue Calculation exceeds the aggregate amount of the Base Management Fee Monthly Installments received by SMC with respect to that quarter, then such

Subsidiary shall within ten days following the date of such calculation pay to such Subsidiary cash in the amount of such excess.

     (c) The "Incentive Management Fee" shall be, for each full fiscal year, an amount equal to Fifty Percent (50%) of the amount, if any, by which COPI Hospitality Net Income for such fiscal year exceeds COPI Hospitality Budgeted Income for such fiscal year for the Asset Managed Properties as a group; provided, however, that in the event of the occurrence of a partial fiscal year with respect to any Asset Managed Property, then the individual months' budgeted and actual results (determined in the same manner as full year results) of that Asset Managed Property will be used in calculating the Incentive Management Fee for the Asset Managed Properties, as a group.

     (d) The Incentive Management Fee for each fiscal year shall be payable in arrears within 90 days following the last day of such fiscal year. For any portion of the Management Period not constituting a fiscal year the Incentive Management Fee shall be calculated and payable within 60 days following the end of such period.

     (e)  The following definitions shall apply with respect to this Article 6:

          (i) "Asset Managed Properties" shall mean all Properties for which SMC provides asset management services under Subsidiary Asset Management Agreements.

          (ii) "COPI Hospitality Budgeted Net Income" shall mean that portion of the Net Income projected in the Operating Budgets of all the Asset Managed Properties that, if realized, would be distributable to COPI; provided, however, that in the event of the occurrence of a partial fiscal year with respect to any Asset Managed Property, then the individual months' budgeted and actual results (determined in the same manner as full year results) of that Asset Managed Property will be used in calculating the Incentive Management Fee for the Asset Managed Properties, as a group.

          (iii) A "fiscal year" shall mean a 12-month period beginning January 1 and ending December 31; however, a "partial fiscal year" shall mean, with respect to any Asset Managed Property, a period beginning January 1 and ending on the date such Asset Managed Property is no longer the subject of a Subsidiary Agreement with a Subsidiary because (A) such Asset Managed Property is sold, exchanged or otherwise disposed of by the owner of such Asset Managed Property and the person acquiring such Asset Managed Property does not elect to assume the obligations of the Subsidiary under that Subsidiary Agreement or (B) the Lease of such Asset Managed Property is reconveyed or surrendered to the lessor.

          (iv) "COPI Hospitality Net Income" shall mean that portion of the Net Income derived from all Asset Managed Properties that is distributed to, or distributable to, COPI; provided, that no general or administrative expenses of COPI shall be taken into account in determining COPI Hospitality Net Income.

     6.2 Administrative Services Compensation. In consideration of this Agreement and in particular the agreements of COPI to allow SMC to provide compensated asset management services to certain Subsidiaries as herein contemplated, SMC shall perform its services under each Subsidiary

Administrative Services Agreement for no additional consideration; provided, however, that if in the discretion of COPI or a Subsidiary, a monetary consideration should be paid for the Administrative Services to a Subsidiary, then such Subsidiary may pay SMC a nominal monetary amount, as determined by that Subsidiary, and SMC agrees that such additional remuneration shall be acceptable and binding upon it.

                                    ARTICLE 7

                                   TERMINATION

     7.1  Termination by a Subsidiary for Cause.

     (a) A Subsidiary shall have the right to immediately terminate its Subsidiary Agreement, without recourse by SMC except as provided in Section 7.5(b), in the event SMC commits any act (i) which is a breach of a material provision of this Agreement or its Subsidiary Agreement or (ii) which constitutes an act of gross negligence, willful or wanton misconduct relating to or pertaining to the Property subject to such Subsidiary Agreement or (iii) which is in material violation of any mortgage, deed of trust, or other security instrument, property management agreement, equipment lease, insurance contract, or other material contract or agreement affecting the Property which is the subject of such Subsidiary Agreement, and which is not cured within 20 days after written demand by such Subsidiary to SMC (provided, that such Subsidiary shall not be required to give SMC an opportunity to cure if in such Subsidiary's good faith judgment its rights or interests are likely to be materially prejudiced by delay).

     (b) A Subsidiary shall have the right to terminate its Subsidiary Agreement upon at least 90 days notice, without recourse by SMC except as provided in Section 7.5(b), in the event that:

          (i) SMC shall apply for or consent to the appointment of a receiver, trustee, or liquidator of SMC or of all or a substantial part of its assets, file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they come due, make a general assignment for the benefit of creditors, file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law, or file an answer admitting the material allegations of a petition filed against SMC in any bankruptcy, reorganization, or insolvency proceeding, or of an order, judgment, or on the application of a creditor, a decree shall be entered by any court of competent jurisdiction adjudicating SMC bankrupt or insolvent or approving a petition seeking reorganization of SMC or appointing a receiver, trustee, or liquidator of SMC or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of 90 consecutive days;

          (ii) Another Subsidiary shall have terminated its Subsidiary Agreement for cause; or

          (iii) The Properties, taken as a whole, shall have failed to at least meet the COPI Hospitality Budgeted House Profit for the Properties, taken as a whole, for any three consecutive fiscal years (as defined in Section 6.1).

     (c) In the event that Sanjay Varma dies, becomes permanently disabled or incapacitated (and an individual shall be deemed "permanently disabled or incapacitated" if he is unable to complete his duties for 60 days in any consecutive 90 day period), or ceases to engage personally in performing SMC's obligations under the Subsidiary Agreement, a Subsidiary shall have the right to terminate its Subsidiary Agreement immediately following the completion of a 12-month review period, without recourse by SMC except as provided in Section 7.5(b), provided that such Subsidiary shall have given notice of such termination at least 90 days prior to the completion of such review period.

     7.2 Termination in Event of Sale of Property or Surrender of Lease. In addition, a Subsidiary Agreement shall terminate (a) if any Property which is the subject of such Subsidiary Agreement is sold, exchanged or otherwise disposed of by the owner of such Property and the person acquiring such Property does not elect to assume the obligations of such Subsidiary under such Subsidiary Agreement or (b) if any Lease of a Property which is the subject of such Subsidiary Agreement shall have been reconveyed or surrendered to the lessor. The date of termination of the Subsidiary Agreement shall be deemed to be the date as of which the relevant Property is sold, exchanged or otherwise disposed of or the date as of which the Lease of the relevant Property is reconveyed or surrendered to the lessor (the "Effective Termination Date"); and such Subsidiary shall give SMC notice of the occurrence of such event and of the Effective Termination Date. In either event, then such Subsidiary shall pay SMC a termination fee (the "Termination Fee"). The Termination Fee due SMC shall be payable in a single lump sum cash payment by such Subsidiary within three months following the Effective Termination Date. The Termination Fee due SMC shall be equal to the Base Management Fee plus the Incentive Management calculated for the twelve month period ended the last day of the calendar month immediately preceding the calendar month of the Effective Termination Date.

     7.3  Termination by SMC.

     (a) SMC shall have the right to immediately terminate a Subsidiary Agreement, without recourse by the Subsidiary that is a party thereto except as provided in Section 7.5(b), in the event such Subsidiary commits any act (i) which is a breach of a material provision of its Subsidiary Agreement or (ii) which constitutes an act of gross negligence, willful or wanton misconduct relating to or pertaining to the Property subject to the Subsidiary Agreement or
(iii) which is in material violation of any mortgage, deed of trust, or other security instrument, equipment lease, property management agreement, insurance contract, or other material contract or agreement affecting the Property which is the subject of such Subsidiary Agreement, and which is not cured within 20 days after written demand by SMC to such Subsidiary (provided, that SMC shall not be required to give such Subsidiary an opportunity to cure if in SMC's good faith judgment its rights or interests are likely to be materially prejudiced by delay).

     (b) SMC shall have the right to terminate a Subsidiary Agreement upon at least 90 days notice, without recourse by such Subsidiary except as provided in
Section 7.5(b), in the event such Subsidiary shall apply for or consent to the appointment of a receiver, trustee, or liquidator of such Subsidiary or of all or a substantial part of its assets, file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they come due, make a general assignment for the benefit of creditors, file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law, or file an answer admitting the material allegations of a petition filed against such Subsidiary in any bankruptcy, reorganization, or insolvency proceeding, or of an order, judgment, or on the application of a creditor, a decree shall be entered by any court of competent jurisdiction adjudicating such Subsidiary bankrupt or insolvent or approving a petition seeking reorganization of such Subsidiary or appointing a receiver, trustee, or liquidator of such Subsidiary or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of 90 consecutive days.

     (c) SMC shall have the right to terminate a Subsidiary Agreement immediately, without recourse by such Subsidiary except as provided in Section 7.5(b), in the event that SMC shall not have been paid the compensation due to it pursuant to Article 6 hereof, SMC thereafter shall have made written demand upon such Subsidiary to pay such compensation, and SMC shall not have received such compensation within 20 days after such written demand shall have been given; provided, that SMC shall have given notice to both such Subsidiary and COPI of such non-payment no later than 60 days after such due date.

     7.4  Intentionally Deleted.

     7.5  Effect of Termination.

     (a) Upon the termination of a Subsidiary Agreement, the obligation of the Subsidiary party thereto to pay SMC compensation thereunder shall cease upon the date of termination or resignation (the "Termination Date"), and except as provided herein, the parties shall have no further rights or obligations to the other.

     (b) Notwithstanding the foregoing, the termination of this Agreement shall not affect (i) the rights of a Subsidiary or SMC with respect to any damages at law or in equity either may have suffered as a result of any breach of their Subsidiary Agreement by the other party hereto, (ii) the rights of a Subsidiary or SMC with respect to liability or claims accrued (including but not limited to reimbursement rights), or arising out of events occurring, prior to the Termination Date of their Subsidiary Agreement, (iii) the indemnification or exoneration rights of SMC set forth in Sections 9.5 and 9.6, (iv) the confidentiality obligations of SMC under Section 3.12 and 4.2, (v) the obligations of SMC under Section 7.6, and (vi) the provisions of this Section
7.5 and of Section 7.2. The provisions of this Section 7.5 and of Sections 7.3, 7.6, 3.13, 9.5 and 9.6 shall survive termination of this Agreement.

     (c) No party to this Agreement or to any Subsidiary Agreement shall be liable to any other party hereto or thereto for consequential or punitive damages arising as a result of a breach of this Agreement or any Subsidiary Agreement.

     7.6 Final Accounting. Upon termination of a Subsidiary Agreement for any reason, SMC shall not take or destroy any books, records, contracts, receipts for deposits, unpaid bills, and other papers, documents (including all related computer programs) or properties and operating and maintenance information which relate to a Property, Lease or a Property Management Agreement or any personal property or equipment of a Property. SMC shall convey to the applicable Subsidiary all books and records (including all related computer programs) pertaining to a Property, Lease or Property Management Agreement in its possession or under its control and make a final accounting as promptly as practicable but in no event later than 60 days following the Termination Date. SMC shall cooperate with such Subsidiary and SMC's successor to assign contracts, transfer management responsibilities, and otherwise to make best efforts to assure continued asset management services without interruption; without limiting the foregoing, SMC shall not take any actions which might reasonably be expected to interfere with or damage the continued operations of a Property or its reputation and shall not make any disparaging public remarks about a Property, a Subsidiary, COPI, or SMC's successor. The provisions of this
Section 7.6 shall survive termination of this Agreement.


                                    ARTICLE 8

                                   ASSIGNMENT

     8.1 No Assignment by SMC. Each Subsidiary Agreement is a personal services contract with respect to SMC and, therefor, SMC may not assign its rights and obligations under a Subsidiary Agreement without the prior written consent of the Subsidiary that is a party thereto, which consent may be given or withheld in such Subsidiary's sole and absolute discretion.

     8.2 Assignment Permitted by Subsidiary; Assignment by COPI. A Subsidiary may assign its rights or obligations under its Subsidiary Agreement, without the prior written consent of SMC, to any assignee or successor of such Subsidiary that succeeds to the Subsidiary's obligations as lessee or owner with respect to the Property to which such Subsidiary's Subsidiary Agreement relates. The assignment of a Subsidiary Agreement by a Subsidiary which is a party thereto shall not be deemed to terminate such Subsidiary Agreement or to give SMC any right to receive a Termination Fee. Effective automatically and immediately upon the assignment by a Subsidiary of its obligations under its Subsidiary Agreement as permitted by this Section 8.2, COPI's guaranty under Section 1.7 shall immediately expire and terminate with respect to that Subsidiary Agreement; provided, however, that if the sole asset and business of a Subsidiary's assignee is the leasing or owning of the Property to which the assigned Subsidiary Agreement relates and if such assignee is wholly-owned by another entity as its parent entity, then such parent entity shall have given SMC a guaranty like the guaranty set forth in Section 1.7(a). In addition, SMC agrees that COPI may assign (or cause its Subsidiaries to assign) this Agreement (their respective Subsidiary Agreements) to a subsidiary of CEI without the consent of SMC; and in such event, all of the obligations of COPI (and such respective Subsidiaries) shall cease and be extinguished.

     8.3 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective legal representatives and permitted successors and permitted assigns.


                                    ARTICLE 9

                               GENERAL PROVISIONS

     9.1 Modification and Changes. This Agreement cannot be altered, amended, or modified except by another agreement in writing signed by all the parties hereto.

     9.2 Understandings and Agreements. This Agreement (including all Schedules and Exhibits attached hereto, which are incorporated herein by reference), together with the Subsidiary Agreements, constitutes all of the understandings and agreements of whatsoever nature or kind existing between the parties with respect to SMC's asset management services and administrative services to the Subsidiaries in connection with the Properties.

     9.3 Waiver. No consent or waiver, express or implied, by any party to this Agreement or any Subsidiary Agreement to or for any breach or default by any other party to this Agreement or any Subsidiary Agreement in the performance by such other party of its obligations under this Agreement or any Subsidiary Agreement shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party under this Agreement or any Subsidiary Agreement. Failure on the part of any party to this Agreement or any Subsidiary Agreement to complain of any act or failure to act of any other party to this Agreement or any Subsidiary Agreement or to declare any other party in default, regardless of how long such failure continues, shall not constitute a waiver by such party of his or its rights thereunder.

     9.4 Headings. The Article and Section headings contained herein are for convenience or reference only and are not intended to define, limit, or describe the scope or intent of any provision of this Agreement.

     9.5 INDEMNIFICATION OF SMC. SUBJECT TO SECTION 9.5(G) AND (H), A SUBSIDIARY SHALL INDEMNIFY AND HOLD HARMLESS SMC AS FOLLOWS:

          (A) IN ANY THREATENED, PENDING OR COMPLETED ACTION, SUIT OR PROCEEDING, WHETHER CIVIL, CRIMINAL, ADMINISTRATIVE, ARBITRATIVE OR INVESTIGATIVE, TO WHICH SMC WAS OR IS A PARTY OR IS THREATENED TO BE MADE A PARTY INVOLVING AN ALLEGED CAUSE OF ACTION ARISING FROM THE ACTIVITIES OF SMC AND WHICH ACTIVITIES WERE ON BEHALF OF SUCH SUBSIDIARY OR THE PROPERTY WHICH IS THE SUBJECT OF THE SUBSIDIARY AGREEMENT BETWEEN SUCH SUBSIDIARY AND SMC OR ANY APPEAL IN SUCH ACTION, SUIT OR PROCEEDING OR IN ANY INQUIRY OR INVESTIGATION THAT COULD LEAD TO SUCH AN ACTION, SUIT OR PROCEEDING, SUCH SUBSIDIARY SHALL (EXCEPT AS OTHERWISE PROVIDED IN SECTION 9.5(C) BELOW) INDEMNIFY SMC AGAINST ANY AND ALL LOSSES, CLAIMS, DEMANDS, LIABILITIES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, ACCOUNTANT'S FEES, JUDGMENTS, PENALTIES, FINES AND AMOUNTS PAID IN SETTLEMENT, ACTUALLY AND REASONABLY INCURRED BY SMC IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING, (COLLECTIVELY "LOSSES") PROVIDED THAT (I) SMC ACTED IN GOOD FAITH, (II) SMC ACTED IN A MANNER IT REASONABLY BELIEVED TO BE IN THE BEST INTERESTS OF SUCH SUBSIDIARY, AND (III) SMC'S CONDUCT DOES NOT CONSTITUTE A BREACH OF A MATERIAL PROVISION OF THIS AGREEMENT OR THE SUBSIDIARY AGREEMENT BETWEEN SUCH SUBSIDIARY AND SMC OR AN ACT OF NEGLIGENCE OR WILLFUL OR WANTON MISCONDUCT OR A MATERIAL

     VIOLATION OF ANY MORTGAGE, DEED OF TRUST, OR OTHER SECURITY INSTRUMENT, EQUIPMENT LEASE, INSURANCE CONTRACT OR OTHER MATERIAL CONTRACT OR AGREEMENT AFFECTING THE PROPERTY. THE TERMINATION OF A PROCEEDING BY JUDGMENT, ORDER, SETTLEMENT, CONVICTION OR UPON A PLEA OF NOLO CONTENDERE, OR ITS EQUIVALENT, SHALL NOT, OF ITSELF, DETERMINE OR CREATE A PRESUMPTION THAT SMC DID NOT ACT IN GOOD FAITH AND IN A MANNER THAT IT REASONABLY BELIEVED TO BE IN THE BEST INTERESTS OF SUCH SUBSIDIARY, NOR SHALL ANY SUCH TERMINATION OF A PROCEEDING, OF ITSELF, DETERMINE OR CREATE A PRESUMPTION THAT SMC WAS NEGLIGENT OR WAS GUILTY OF WILLFUL OR WANTON MISCONDUCT OR A BREACH OF A MATERIAL PROVISION OF THIS AGREEMENT OR SUCH SUBSIDIARY AGREEMENT UNLESS A SPECIFIC FINDING TO SUCH EFFECT IS INCLUDED IN SUCH JUDGMENT, ORDER, SETTLEMENT, CONVICTION OR PLEA.

          (B) WITH RESPECT TO MATTERS AS TO WHICH SMC IS ENTITLED TO INDEMNIFICATION HEREUNDER, ALL REASONABLE EXPENSES (INCLUDING REASONABLE LEGAL FEES AND EXPENSES) INCURRED IN DEFENDING ANY PROCEEDING SHALL BE PAID BY SUCH SUBSIDIARY IN ADVANCE OF THE FINAL DISPOSITION OF SUCH PROCEEDING UPON RECEIPT OF AN UNDERTAKING BY OR ON BEHALF OF SMC TO REPAY SUCH AMOUNT IF IT SHALL ULTIMATELY BE DETERMINED, BY A COURT OF COMPETENT JURISDICTION OR OTHERWISE, THAT SMC IS NOT ENTITLED TO BE INDEMNIFIED BY SUCH SUBSIDIARY AS AUTHORIZED HEREUNDER.

          (C) ANY SUCH INDEMNIFICATION SHALL BE MADE ONLY OUT OF THE ASSETS OF SUCH SUBSIDIARY, AND IN NO EVENT MAY SMC SUBJECT THE OWNERS, SHAREHOLDERS, PARTNERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES OR AGENTS OF SUCH SUBSIDIARY TO PERSONAL LIABILITY BY REASON OF THESE INDEMNIFICATION PROVISIONS.

          (D) THE INDEMNIFICATION PROVIDED BY THIS SECTION 9.5 SHALL BE IN ADDITION TO ANY OTHER RIGHTS TO WHICH SMC MAY BE ENTITLED, IN ANY CAPACITY, UNDER ANY AGREEMENT, AS A MATTER OF LAW OR OTHERWISE AND SHALL INURE TO THE BENEFIT OF THE HEIRS, SUCCESSORS, ASSIGNS AND ADMINISTRATORS OF SMC.

          (E) SMC SHALL NOT BE DENIED INDEMNIFICATION IN WHOLE OR IN PART UNDER THIS SECTION 9.5 BECAUSE SMC HAD AN INTEREST IN THE TRANSACTION WITH RESPECT TO WHICH THE INDEMNIFICATION APPLIES IF THE TRANSACTION WAS OTHERWISE PERMITTED BY THE TERMS OF THIS AGREEMENT.

          (F) THE PROVISIONS OF THIS SECTION 9.5 SHALL SURVIVE ANY TERMINATION OF SUCH SUBSIDIARY AGREEMENT.

          (G) DESPITE THE FOREGOING, A SUBSIDIARY SHALL HAVE NO OBLIGATION TO INDEMNIFY SMC UNDER THIS SECTION 9.5 IF AND TO THE EXTENT THAT DAMAGES ARISE AS A RESULT OF OR RELATE TO SMC'S BAD FAITH, BREACH OF THIS AGREEMENT OR SUCH SUBSIDIARY AGREEMENT OR OUT OF SMC'S WILLFUL OR WANTON MISCONDUCT OR NEGLIGENCE.

          (H) DESPITE THE FOREGOING, A SUBSIDIARY SHALL HAVE NO OBLIGATION TO INDEMNIFY SMC UNDER THIS SECTION 9.5 WITH RESPECT TO ANY MATTER OF THE KIND DESCRIBED IN SECTION 9.7A.

     9.6 Exoneration of SMC. SMC shall not be liable for obligations, liabilities, losses or debts of a Subsidiary or damages caused by or resulting from actions or omissions of a Subsidiary, except if and to the extent of obligations, liabilities, losses, debts or damages that arise as a result of or relate to SMC's bad faith, breach of this Agreement or such Subsidiary Agreement or out of SMC's willful or wanton misconduct or negligence. Furthermore, SMC shall not be liable to a Subsidiary for mistakes in judgement, for actions or inactions taken or omitted for a purpose which SMC in good faith reasonably believed to be in the best interest of such Subsidiary, for losses due to mistake, action or omission of any agent provided that he shall have been selected and monitored by SMC in good faith, if the same do not result from or involve negligence, willful or wanton misconduct, or breach of a material provision of this Agreement or such Subsidiary Agreement. The provisions of this
Section 9.6 shall survive any termination of this Agreement or such Subsidiary Agreement.

     9.7A INDEMNIFICATION OF COPI AND SUBSIDIARIES. SUBJECT TO SECTION 9.7A(G) AND (H), SMC SHALL INDEMNIFY AND HOLD HARMLESS COPI AND EACH SUBSIDIARY AS
FOLLOWS:

          (A) IN ANY THREATENED, PENDING OR COMPLETED ACTION, SUIT OR PROCEEDING, WHETHER CIVIL, CRIMINAL, ADMINISTRATIVE, ARBITRATIVE OR INVESTIGATIVE, TO WHICH COPI OR A SUBSIDIARY WAS OR IS A PARTY OR IS THREATENED TO BE MADE A PARTY INVOLVING AN ALLEGED CAUSE OF ACTION ARISING FROM THE ACTIVITIES OF SMC OR ANY APPEAL IN SUCH ACTION, SUIT OR PROCEEDING OR IN ANY INQUIRY OR INVESTIGATION THAT COULD LEAD TO SUCH AN ACTION, SUIT OR PROCEEDING, SMC SHALL (EXCEPT AS OTHERWISE PROVIDED IN SECTION 9.7A(C) BELOW) INDEMNIFY COPI AND EACH SUBSIDIARY AGAINST ANY AND ALL LOSSES, CLAIMS, DEMANDS, LIABILITIES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, ACCOUNTANT'S FEES, JUDGMENTS, PENALTIES, FINES AND AMOUNTS PAID IN SETTLEMENT, ACTUALLY AND REASONABLY INCURRED BY SMC IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING, (COLLECTIVELY "LOSSES") PROVIDED THAT SMC SHALL NOT BE OBLIGATED TO INDEMNIFY UNDER THIS SECTION 9.7A IF (I) SMC ACTED IN GOOD FAITH, (II) SMC ACTED IN A MANNER IT REASONABLY BELIEVED TO BE IN THE BEST INTERESTS OF SUCH SUBSIDIARY, AND (III) SMC'S CONDUCT DOES NOT CONSTITUTE A BREACH OF A MATERIAL PROVISION OF THIS AGREEMENT OR THE SUBSIDIARY

     AGREEMENT BETWEEN SUCH SUBSIDIARY AND SMC OR AN ACT OF GROSS NEGLIGENCE OR WILLFUL OR WANTON MISCONDUCT OR A MATERIAL VIOLATION OF ANY MORTGAGE, DEED OF TRUST, OR OTHER SECURITY INSTRUMENT, EQUIPMENT LEASE, INSURANCE CONTRACT OR OTHER MATERIAL CONTRACT OR AGREEMENT AFFECTING THE PROPERTY.

          (B) WITH RESPECT TO MATTERS AS TO WHICH COPI OR A SUBSIDIARY IS ENTITLED TO INDEMNIFICATION HEREUNDER, ALL REASONABLE EXPENSES (INCLUDING REASONABLE LEGAL FEES AND EXPENSES) INCURRED IN DEFENDING ANY PROCEEDING SHALL BE PAID BY SMC IN ADVANCE OF THE FINAL DISPOSITION OF SUCH PROCEEDING UPON RECEIPT OF AN UNDERTAKING BY OR ON BEHALF OF COPI OR SUCH SUBSIDIARY TO REPAY SUCH AMOUNT IF IT SHALL ULTIMATELY BE DETERMINED, BY A COURT OF COMPETENT JURISDICTION OR OTHERWISE, THAT IT IS NOT ENTITLED TO BE INDEMNIFIED BY SMC AS AUTHORIZED HEREUNDER.

          (C) ANY SUCH INDEMNIFICATION SHALL BE MADE ONLY OUT OF THE ASSETS OF SMC, AND IN NO EVENT MAY COPI OR A SUBSIDIARY SUBJECT THE OWNERS, SHAREHOLDERS, PARTNERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES OR AGENTS OF SMC TO PERSONAL LIABILITY BY REASON OF THESE INDEMNIFICATION PROVISIONS.

          (D) THE INDEMNIFICATION PROVIDED BY THIS SECTION 9.7A SHALL BE IN ADDITION TO ANY OTHER RIGHTS TO WHICH COPI AND THE SUBSIDIARIES MAY BE ENTITLED, IN ANY CAPACITY, UNDER ANY AGREEMENT, AS A MATTER OF LAW OR OTHERWISE AND SHALL INURE TO THE BENEFIT OF THE HEIRS, SUCCESSORS, ASSIGNS AND ADMINISTRATORS OF COPI AND THE SUBSIDIARIES.

          (E) NEITHER COPI NOR A SUBSIDIARY SHALL BE DENIED INDEMNIFICATION IN WHOLE OR IN PART UNDER THIS SECTION 9.7A BECAUSE EITHER HAD AN INTEREST IN THE TRANSACTION WITH RESPECT TO WHICH THE INDEMNIFICATION APPLIES IF THE TRANSACTION WAS OTHERWISE PERMITTED BY THE TERMS OF THIS AGREEMENT.

          (F) THE PROVISIONS OF THIS SECTION 9.7A SHALL SURVIVE ANY TERMINATION OF SUCH SUBSIDIARY AGREEMENT.

          (G) DESPITE THE FOREGOING, SMC SHALL HAVE NO OBLIGATION TO INDEMNIFY COPI OR A SUBSIDIARY UNDER THIS SECTION 9.7A IF AND TO THE EXTENT THAT DAMAGES ARISE AS A RESULT OF OR RELATE TO BAD FAITH, BREACH OF THIS AGREEMENT OR SUCH SUBSIDIARY AGREEMENT, OR WILLFUL OR WANTON MISCONDUCT OR GROSS NEGLIGENCE ON THE PART OF THE PARTY SEEKING INDEMNIFICATION.

          (H) DESPITE THE FOREGOING, SMC SHALL HAVE NO OBLIGATION TO INDEMNIFY COPI OR A SUBSIDIARY UNDER THIS SECTION 9.7A WITH RESPECT TO ANY MATTER OF THE KIND DESCRIBED IN SECTION 9.5.

     9.7 Third Parties. None of the obligations hereunder of either party shall run to or be enforceable by any party other than the other party to this Agreement.

     9.8 Governing Law. THE VALIDITY, ENFORCEMENT, AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS CHOICE OF LAW PRINCIPLES.

     9.9 Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     9.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which when taken together shall constitute a single counterpart instrument. Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, which single counterpart with multiple executed signature pages affixed thereto constitutes the original counterpart instrument. All of these counterpart pages shall be read as though one and they shall have the same force and effect as if all of the parties had executed a single signature page.

     9.11 Notice. Any notice or communication hereunder or in any agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States first class mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person or by facsimile transmission, or by sending the same by reputable overnight courier. Such notice shall be deemed received on the date on which it is hand-delivered or received by facsimile transmission, on the third business day following the date on which it is so mailed, or on the business day next following the date on which it is sent by overnight courier. For purposes of notice, the addresses of the parties shall be:

      If to a Subsidiary: At the address and facsimile number
                          given for such Subsidiary in its Subsidiary Agreement

               With a
               Copy to:   Crescent Operating, Inc.
                          306 W. 7th Street, Suite 1000
                          Fort Worth, Texas 76102
                          Attention: Jeffrey L. Stevens, Chief Operating Officer
                          Facsimile: 817 339 2220

      If to SMC or
      the Varmas:         306 W. 7th Street, Suite 1025
                          Fort Worth, Texas 76102
                          Attention: Sanjay Varma
                          Facsimile: 817 317 0665


Any party may change its address for notice by written notice given to the other parties in accordance with this section.

     9.12 Arbitration. Upon the demand of either party, whether made before or after the institution of any judicial proceeding, any controversy or claim whatsoever arising out of or relating to this Agreement or a Subsidiary Agreement or the breach or alleged breach thereof, the performance or nonperformance of any terms thereof, or the relationship between the parties created by or arising out of this Agreement or a Subsidiary Agreement, shall be settled by binding arbitration in Fort Worth, Texas, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgement upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof.

     IN WITNESS WHEREOF, this Master Asset Management and Administrative Services Agreement is executed as of the date first above written.

                                     SMC:

                                     SONOMA MANAGEMENT CORP. I


                                     By:
                                        ----------------------------------------
           Printed Name and Title:
                                        ----------------------------------------

                                     COPI:

                                     CRESCENT OPERATING, INC.


                                     By:
                                        ----------------------------------------
           Printed Name and Title:
                                        ----------------------------------------


                                     SUBSIDIARIES:

                                     [See Attached Signature Page for Execution]

                                     FOR PURPOSES OF SECTION 3.16 ONLY:


                                     --------------------------------
                                     SANJAY VARMA


                                     --------------------------------
                                     JOHANNA VARMA

                                SIGNATURE PAGE TO
                 MASTER ASSET MANAGEMENT AND SERVICES AGREEMENT


                                COI HOTEL GROUP, INC.

                                     By:
                                         ---------------------------------------
                                           Jeffrey L. Stevens, Chairman


                                CRL INVESTMENTS, INC.

                                     By:
                                         ---------------------------------------
                                           Jeffrey L. Stevens, President

                                ROSESTAR MANAGEMENT LLC

                                     By:
                                         ---------------------------------------
                                           Jeffrey L. Stevens, Manager

                                ROSESTAR SOUTHWEST, LLC
                                     By: RSSW Corp, its manager

                                     By:
                                         ---------------------------------------
                                           Jeffrey L. Stevens, President

                                CANYON RANCH LEASING, L. L. C.
                                     By: RoseStar Management, LLC


                                     By:
                                         ---------------------------------------
                                           Jeffrey L. Stevens, Manager

                                WINE COUNTRY HOTEL, LLC

                                     By:
                                         ---------------------------------------
                                           Jeffrey L. Stevens, Manager

                                CDMC PALM BEACH, INC.

                                     By:
                                         ---------------------------------------
                                     Jeffrey L. Stevens, Chief Executive Officer

                                   SCHEDULE 1
        to Master Asset Management and Administrative Services Agreement

                                  Subsidiaries

RoseStar Management LLC

RoseStar Southwest, LLC

COI Hotel Group, Inc.

Canyon Ranch Leasing, L. L. C.

Wine Country Hotel, LLC

CDMC Palm Beach, Inc.

CRL Investments, Inc.

                                   SCHEDULE 2
        to Master Asset Management and Administrative Services Agreement

               Services included within Asset Management Services

     With respect to the applicable Property of each Subsidiary:

     (a) review, negotiate and approve the marketing plan presented by the Operator;

     (b) visit with Property General Manager or Controller to analyze and critique the monthly profit and loss, and other financial, statements, and communicate with the Operator (if any) with a view to improving performance and review, negotiate and approve of the Operating Budget to maximize revenues and profits;

     (c) prepare a quarterly update of operations, capital spending, other business initiatives and forecasts, and prepare quarterly financial projections for the current fiscal year, and prepare and present a monthly detailed property analysis and financial performance update;

     (d) review cash flow management through detail review of balance sheet and cash flow projections every month;

     (e) ensure proper insurance coverage, including business interruption insurance;

     (f) visit the Property quarterly and there perform a total Property walk-through, update evaluation of all capital projects, repair and maintenance, review the marketing plan, and review financial statements;

     (g) review all Property operations, including without limitation the following: (i) resort, (ii) spa, (iii) room (including revenue enhancement),
(iv) food and beverage, (v) merchandise, (vi) golf and country club, (vii) maintenance and technical services, (viii) information services and (ix) telecommunications;

     (h)  maintain a three-year capital plan;

     (i) approve the Operator's capital expenditure plan, including quarterly review and evaluation of all projects that generate new and incremental profit sources for Subsidiary and Owner;

     (j) ensure that Property is maintained by Operator in good physical condition, approving capital and FF&E expenditures to achieve that purpose;

     (k) monitor financial performance of Property through review of monthly forecasts, updating of monthly forecasts, and review of actual performance;

     (l) visit quarterly with corporate staff of each "flag" under which one or more Properties are operated for a detailed review of financial and operational matters, overhead costs, corporate support, manpower and capital operating status;

     (m)  work in general toward maximizing profits.

                                   SCHEDULE 3
        to Master Asset Management and Administrative Services Agreement

                Services included within Administrative Services

     With respect to the applicable Property of each Subsidiary:

     (a)  deliver to Subsidiary a marketing plan;

     (b) deliver to Subsidiary the Operating and Capital Budget; review with Subsidiary and provide advice;

     (c) deliver to Subsidiary monthly profit and loss statements, incorporating revenue and profit results into monthly financial report for all Properties;

     (d) provide Subsidiary with a monthly update and status report of the Capital Budget expenditures for the year to date;

     (e)  file insurance certificates;

     (f) perform a total Property walk-through annually and provide Subsidiary with written report of overall impressions; and

     (g) act as Subsidiary's liaison on all communications with Property General Manager and staff and with Operator on all matters pertaining to operations, capital budgets and capital expenditures.

                                    EXHIBIT A
        to Master Asset Management and Administrative Services Agreement

                  Form of Subsidiary Asset Management Agreement


                      SUBSIDIARY ASSET MANAGEMENT AGREEMENT

     This Subsidiary Asset Management Agreement ("Subsidiary Agreement") is made as of ________ between Sonoma Management Corp. I, a Delaware corporation ("SMC"), and _____________ ("Subsidiary").

     WHEREAS, SMC and Subsidiary are parties to that Master Asset Management and Administrative Services Agreement dated __________ (the "Master Agreement") by and among SMC, Crescent Operating, Inc. ("COPI"), Subsidiary, and other entities which are subsidiaries of COPI (collectively, the "Other Subsidiaries"); and

     WHEREAS, SMC and Subsidiary are entering into this Subsidiary Agreement pursuant to the terms of the Master Agreement;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein contained and subject to the following terms and conditions, SMC and the Subsidiary agree as follows:

     1. All capitalized terms used herein but not herein defined shall have the meanings ascribed to those terms in the Master Agreement. This Subsidiary Agreement shall be governed by and interpreted in accordance with the terms of the Master Agreement, which are incorporated herein by reference and made a part hereof, except to the extent herein otherwise expressly provided. Without limiting the foregoing, Subsidiary and SMC acknowledge that all of COPI's rights and obligations under the Master Agreement with respect to the Property identified in Schedule 1 hereto have been assigned to, and are assumed by, Subsidiary.

     2.   The "Commencement Date" shall mean _______________.

     3. Subsidiary hereby appoints SMC, from and after the Commencement Date through the end of the Management Period, as exclusive manager of the assets of Subsidiary listed in Schedule 1 hereto, which is incorporated herein by reference. SMC accepts such appointment and agrees to provide Asset Management Services to Subsidiary throughout the Management Period in accordance with the terms of the Master Agreement. In consideration for its services hereunder during the Management Period, SMC shall be entitled to receive a Base Management Fee and Incentive Management Fee in accordance with the terms of the Master Agreement.

     IN WITNESS WHEREOF, this Subsidiary Agreement is executed as of the date first above written.

                                             SONOMA MANAGEMENT CORP. I


                                             By:
                                                 -------------------------------

                                             [Subsidiary]
                                             [Address and facsimile for notices]


                                             By:
                                                 -------------------------------

                                   SCHEDULE 1

                    to Subsidiary Asset Management Agreement

                                 Managed Assets

     [Example: RoseStar's interests as lessee under that Amended and Restated Lease Agreement between Crescent Real Estate Equities Limited Partnership and RoseStar Management, LLC, dated June 30, 1995.]

                                    EXHIBIT B
        to Master Asset Management and Administrative Services Agreement

              Form of Subsidiary Administrative Services Agreement


                  SUBSIDIARY ADMINISTRATIVE SERVICES AGREEMENT

     This Subsidiary Administrative Services Agreement ("Subsidiary Agreement") is made as of ________ between Sonoma Management Corp. I, a Delaware corporation ("SMC"), and _____________ ("Subsidiary").

     WHEREAS, SMC and Subsidiary are parties to that Master Asset Management and Administrative Services Agreement dated __________ (the "Master Agreement") by and among SMC, Crescent Operating, Inc. ("COPI"), Subsidiary, and other entities which are subsidiaries of COPI (collectively, the "Other Subsidiaries"); and

     WHEREAS, SMC and Subsidiary are entering into this Subsidiary Agreement pursuant to the terms of the Master Agreement;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein contained and subject to the following terms and conditions, SMC and the Subsidiary agree as follows:

     1. All capitalized terms used herein but not herein defined shall have the meanings ascribed to those terms in the Master Agreement. This Subsidiary Agreement shall be governed by and interpreted in accordance with the terms of the Master Agreement, which are incorporated herein by reference and made a part hereof, except to the extent herein otherwise expressly provided. Without limiting the foregoing, Subsidiary and SMC acknowledge that all of COPI's rights and obligations under the Master Agreement with respect to the Property identified in Schedule 1 hereto have been assigned to, and are assumed by, Subsidiary.

     2.   The "Commencement Date" shall mean _______________.

     3. Subsidiary hereby appoints SMC, from and after the Commencement Date through the end of the Management Period, as exclusive provider of Administrative Services to Subsidiary with respect to the assets and operations of Subsidiary listed in Schedule 1 hereto, which is incorporated herein by reference. SMC accepts such appointment and agrees to provide Administrative Services to Subsidiary throughout the Management Period in accordance with the terms of the Master Agreement. In consideration for its services hereunder during the Management Period, SMC may be entitled to receive a fee in accordance with the terms of the Master Agreement.

     IN WITNESS WHEREOF, this Subsidiary Agreement is executed as of the date first above written.

                                             SONOMA MANAGEMENT CORP. I


                                             By:
                                                 -------------------------------

                                             [Subsidiary]
                                             [Address and facsimile for notices]


                                             By:
                                                 -------------------------------

                                   SCHEDULE 1

                 to Subsidiary Administrative Services Agreement

          Assets and Operations of Subsidiary Covered by this Agreement

      [Example: CDMC Palm Beach's interest as member of Manalapan Partners]

                                    EXHIBIT C
        to Master Asset Management and Administrative Services Agreement


                                     Reports


SMC shall prepare and submit to each Subsidiary the following reports with respect to the Property or Properties subject to a Subsidiary Agreement between SMC and that Subsidiary:

     A.   Financial Statements as required by applicable Lease or Leases
     B.   Capital Projects progress reports
     C.   Comparisons of actual to projected operational results and budgets

                                    EXHIBIT D
        to Master Asset Management and Administrative Services Agreement

                    MUTUAL RELEASE AND TERMINATION AGREEMENT

                                [To be Attached]